Chase Funding

             Mortgage Loan Asset-Backed Certificates, Series 2003-5

                          $1,083,680,000 (Approximate)

                               Subject to Revision

                   September 10, 2003- Computational Materials

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. Except as indicated below, they may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                                             TERM SHEET

                                                         September 10, 2003

                                                            Chase Funding

                                       Mortgage Loan Asset-Backed Certificates, Series 2003-5

                                                    $1,083,680,000 (Approximate)
                                                         Subject to Revision

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Expected
                                       Ratings            WAL To Call         Bond                                        Maturity
Class           Amount ($)       (Moody's/S&P/Fitch)        (yrs)(1)          Type                 Coupon                To Call(1)
------------------------------------------------------------------------------------------------------------------------------------
IA-1           $208,800,000          Aaa/AAA/AAA              0.95            SEQ            1M Libor + [ ](2)             05/05
IA-2           $ 73,400,000          Aaa/AAA/AAA              2.00            SEQ                 Fixed(2)                 01/06
IA-3           $129,800,000          Aaa/AAA/AAA              3.00            SEQ                 Fixed(2)                 08/07
IA-4           $ 99,900,000          Aaa/AAA/AAA              5.00            SEQ                 Fixed(2)                 03/10
IA-5           $ 95,850,000          Aaa/AAA/AAA              8.92            SEQ              Fixed(2), (3)               04/13
IA-6           $ 67,500,000          Aaa/AAA/AAA              6.68            NAS                 Fixed(2)                 03/13
IM-1           $ 24,050,000           Aa2/AA/AA               6.40            MEZ                 Fixed(2)                 04/13
IM-2           $ 14,800,000             A2/A/A                6.40            MEZ                 Fixed(2)                 04/13
IB             $ 14,800,000          Baa2/BBB/BBB             6.30            SUB                 Fixed(2)                 04/13
IIA-1          $119,100,000          Aaa/AAA/AAA              0.95            SEQ          1M Libor + [ ](3), (4)          04/05
IIA-2          $195,900,000          Aaa/AAA/AAA              3.12            SEQ          1M Libor + [ ](3), (4)          04/09
IIM-1          $ 18,900,000           Aa2/AA/AA               4.15            MEZ          1M Libor + [ ](3), (4)          04/09
IIM-2          $ 12,600,000             A2/A/A                4.06            MEZ          1M Libor + [ ](3), (4)          04/09
IIB            $  8,280,000          Baa2/BBB/BBB             3.96            SUB          1M Libor + [ ](3), (4)          04/09
------------------------------------------------------------------------------------------------------------------------------------

(1)   The Certificates will be priced at the following prepayment speed assumptions:
      Group I Certificates: 20% HEP.
      Group II Certificates: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to
      28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month
      27 and remaining constant at 35% CPR from month 28 and thereafter).

(2)   Subject to the Group I Net WAC Cap.

(3)   If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on each of the Class
      IIA-1 and the Class IIA-2 Certificates will increase to 2x their respective margins and the margin on each of the Class IIM-1,
      Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate Cap.

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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


                                       3

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

Title of Certificates:     Chase Funding Mortgage Loan Asset-Backed
                           Certificates, Series 2003-5, consisting of the following offered classes: Class IA-1, Class IA-2,
                           Class IA-3, Class IA-4, Class IA-5, Class IA-6 Class
                           IM-1, Class IM-2 Class IB (the "Group I
                           Certificates")

                           and

                           Class IIA-1, Class IIA-2
                           Class IIM-1, Class IIM-2
                           Class IIB
                           (the "Group II Certificates")

Underwriters:              J.P. Morgan Securities Inc., Merrill Lynch, Pierce,
                           Fenner & Smith Incorporated,. and Lehman Brothers
                           Inc.

Depositor:                 Chase Funding, Inc.

Sellers: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A. and JPMorgan Chase Bank

Servicer:                  Chase Manhattan Mortgage Corporation

Trustee:                   Wachovia Bank, N.A.

Cut-Off Date:              September 1, 2003

Pricing Date:              On or about September 12, 2003


Closing Date:              On or about September 25, 2003

Distribution Dates:        Distribution of principal and interest on the
                           certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October
                           2003.

ERISA Considerations:      The offered certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

Legal Investment:          The Class A and Class M-1 Certificates will
                           constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                           Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
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                                       4

Tax Status:                For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

Optional Termination:      The Servicer has the option to exercise a call on
                           each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group
                           (other than in respect of REO property), plus accrued interest, (ii) the appraised value of any REO
                           Property in the related loan group (up to the stated principal balance of the related Mortgage Loan), and
                           (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.

Mortgage Loans:            The mortgage pool will consist of mortgage loans
                           ("Mortgage Loans") that will be divided into a fixed-rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The Mortgage
                           Loans are secured by first liens on real properties.

Administrative Fees:       The Servicer and Trustee will be paid fees
                           aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       5

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5

                              Certificate Structure

Credit Enhancement:        1) Excess interest
                           2) Over-Collateralization
                           3) Cross-Collateralization
                           4) Subordination

Excess Interest:           Excess interest cashflows from each group will be
                           available as credit enhancement for the related group.


Over-Collateralization:    The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 1.50% of the aggregate principal balance of the Group I Mortgage Loans and approximately 1.45% of the aggregate principal balance of the Group II Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                                                                       GROUP I CERTIFICATES

                           Initial:            1.50% of original balance              Target:       1.50% of original balance
                           Stepdown:           3.00% of current balance               Floor:        0.50% of original balance

                                                              (Preliminary and Subject to Revision)

                                                                      GROUP II CERTIFICATES

                           Initial:            1.45% of original balance              Target:       1.45% of original balance
                           Stepdown:           2.90% of current balance               Floor:        0.50% of original balance

                                                              (Preliminary and Subject to Revision)

Cross-Collateralization:   Excess interest from each of the two loan groups, if
                           not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       6

                                                   GROUP I

Group I Subordination(1):

                                                    (Moody's/S&P/Fitch)            GROUP I (Subordination)
                                                    -------------------            -----------------------
                           Class IA                 (Aaa/AAA/AAA)                  8.75%
                           Class IM-1               (Aa2/AA/AA+)                   5.50%
                           Class IM-2               (A2/A/A+)                      3.50%
                           Class IB                 (Baa2/BBB/BBB)                 1.50%

                                    (Preliminary and Subject to Revision)

Group I Class Size:

                                                    (Moody's/S&P/Fitch)            GROUP I (Class Size)
                                                    -------------------            --------------------
                           Class IA                 (Aaa/AAA/AAA)                  91.25%
                           Class IM-1               (Aa2/AA/AA)                     3.25%
                           Class IM-2               (A2/A/A)                        2.00%
                           Class IB                 (Baa2/BBB/BBB)                  2.00%

                                    (Preliminary and Subject to Revision)

                                                  GROUP II

Group II Subordination(1):

                                                    (Moody's/S&P/Fitch)            GROUP II (Subordination)
                                                    -------------------            ------------------------
                           Class IIA                (Aaa/AAA/AAA)                  12.50%
                           Class IIM-1              (Aa2/AA/AA)                     7.25%
                           Class IIM-2              (A2/A/A)                        3.75%
                           Class IIB                (Baa2/BBB/BBB)                  1.45%

                                    (Preliminary and Subject to Revision)

Group II Class Size:

                                                    (Moody's/S&P/Fitch)            GROUP II (Class Size)
                                                    -------------------            ---------------------
                           Class IIA                (Aaa/AAA/AAA)                  87.50%
                           Class IIM-1              (Aa2/AA/AA)                     5.25%
                           Class IIM-2              (A2/A/A)                        3.50%
                           Class IIB                (Baa2/BBB/BBB)                  2.30%

                                    (Preliminary and Subject to Revision)

(1) The subordination percentages include the initial over-collateralization levels of 1.50% for Group I and 1.45% for Group II.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                                     7

                                     GROUP I

Mortgage Loans*:           Fixed-rate, first lien, sub-prime Mortgage Loans
                           having an aggregate stated principal balance as of the Cut-Off Date of approximately $421,628,794.


Prepayment Assumption:     The Group I Certificates will be priced at 20% HEP
                           (2% - 20% CPR Ramp over 10 months).


Group I Net WAC Cap:       The pass-through rate of each class of the Group I
                           Certificates will be subject to the "Group I Net WAC
                           Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage
                           Loans. Any interest shortfall due to the Group I Net
                           WAC Cap will not be reimbursed.

Interest Accrual:          For the Class IA-1 Certificates, interest will
                           initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all other Group I Certificates, interest will accrue during the calendar month preceding the month of distribution.

Payment Delay:             For the Class IA-1 Certificates, 0 days. For all
                           other Group I Certificates, 24 days.


Interest Payment Basis:    For the Class IA-1 Certificates, Actual/360. For all
                           other Group I Certificates, 30/360.

Coupon Step Up:            If the 10% clean-up call for the Group I Certificates
                           is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.

* The mortgage pool as of the Closing Date will include approximately $318,371,206 of fixed-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within, fifteen days of the Closing Date.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       8

                     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5

                                             Group I Certificates

                                                      Class                   Class                  Class
                                                       IA-1                    IA-2                   IA-3
                                                 -----------------          ------------         ------------
Offer Size ($)                                     $208,800,000             $73,400,000          $129,800,000

Expected Ratings
      Moody's                                         Aaa                       Aaa                  Aaa
      S&P                                             AAA                       AAA                  AAA
      Fitch                                           AAA                       AAA                  AAA
Coupon                                           1M Libor + [ ](1)           Fixed(1)              Fixed(1)

Weighted Average Life to Call (yrs.)(3)               0.95                       2                     3

Weighted Average Life                                 0.95                       2                     3
To Maturity (yrs.) (3)

Payment Window                                      1-20/20                   20-28/9              28-47/20
to Call (mos.) (3)

Payment Window                                      1-20/20                   20-28/9              28-47/20
to Maturity (mos.) (3)

Expected Maturity to Call (3)                        05/05                     01/06                08/07

Expected Maturity to Maturity (3)                    05/05                     01/06                08/07

Last Scheduled Distribution Date(4)                  04/18                     11/18                07/25



                                                       Class                   Class                 Class
                                                       IA-4                    IA-5                  IA-6
                                                 -----------------          ------------         ------------
Offer Size ($)                                      $99,900,000             $95,850,000           $67,500,000

Expected Ratings
      Moody's                                         Aaa                       Aaa                  Aaa
      S&P                                             AAA                       AAA                  AAA
      Fitch                                           AAA                       AAA                  AAA
Coupon                                              Fixed(1)                Fixed(1),(2)           Fixed(1)

Weighted Average Life to Call (yrs.)(3)                5                       8.92                  6.68

Weighted Average Life                                  5                      10.98                  6.68
To Maturity (yrs.) (3)

Payment Window                                      47-78/32                 78-115/38            37-114/78
to Call (mos.) (3)

Payment Window                                      47-78/32                78-237/160            37-114/78
to Maturity (mos.) (3)

Expected Maturity to Call (3)                        03/10                     04/13                03/13

Expected Maturity to Maturity (3)                    03/10                     06/23                03/13

Last Scheduled Distribution Date(4)                  02/30                     06/33                01/15



                                                       Class                   Class                 Class
                                                       IM-1                    IM-2                   IB
                                                 -----------------          ------------         ------------
Offer Size ($)                                      $24,050,000             $14,800,000           $14,800,000

Expected Ratings
      Moody's                                         Aa2                       A2                   Baa2
      S&P                                              AA                        A                   BBB
      Fitch                                            AA                        A                   BBB
Coupon                                              Fixed(1)                 Fixed(1)              Fixed(1)

Weighted Average Life to Call (yrs.)(3)                6.4                     6.4                   6.3

Weighted Average Life                                 6.89                    6.74                  6.36
To Maturity (yrs.) (3)

Payment Window                                     38-115/78                 38-115/78            38-115/78
to Call (mos.) (3)

Payment Window                                     38-171/134               38-151/114            38-131/94
to Maturity (mos.) (3)

Expected Maturity to Call (3)                        04/13                     04/13                04/13

Expected Maturity to Maturity (3)                    12/17                     04/16                08/14

Last Scheduled Distribution Date(4)                  01/33                     09/32                02/32

(1)   Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
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                                        9

                                    GROUP II

Mortgage Loans*:           Adjustable-rate, first lien, sub-prime Mortgage Loans
                           having an aggregate stated principal balance as of the Cut-Off Date of approximately $251,542,977.

Prepayment Assumption:     The Group II Certificates will be priced at 100% PPC
                           (2% CPR in month 1, plus an additional 1/11th of 26%
                           CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

Group II Available         The pass-through rate of each class of the Group II
Funds Cap:                 Certificates will be subject to the "Group II
                           Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

Group II Maximum           The pass-through rate of each class of the Group II
Rate Cap:                  Certificates will be subject to the "Group II Maximum
                           Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II Mortgage Loans. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

Shortfall                  If on any Distribution Date the pass-through rate on
Reimbursement:             the Group II Certificates is limited by the Group II
                           Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap, and the aggregate of such shortfalls from previous
                           Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

Interest Accrual:          For all Group II Certificates, interest will
                           initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

Payment Delay:             0 days.

Interest Payment Basis:    Actual/360.

Coupon Step Up:            If the 10% clean-up call for the Group II
                           Certificates is not exercised on the first distribution date on which it is exercisable, the margin on each of the Class IIA-1 and the Class IIA-2
                           Certificates will increase to 2x their respective margins and the margin on the Class IIM-1, Class
                           IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

* The mortgage pool as of the Closing Date will include approximately $108,457,023 of adjustable-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of the Closing Date.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       10

                                Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5

                                                       Group II Certificates

                                                               Class                     Class                    Class
                                                               IIA-1                     IIA-2                    IIM-1
  -------------------------------------------------- -------------------------- ------------------------ -------------------------

  Offer Size ($)                                           $119,100,000              $195,900,000              $18,900,000

  Expected Ratings
     Moody's                                                    Aaa                       Aaa                      Aa2
     S&P                                                        AAA                       AAA                       AA
     Fitch                                                      AAA                       AAA                       AA

  Coupon                                              1M Libor + [ ] (1),(2)     1M Libor + [ ] (1),(2)    1M Libor + [ ](1),(2)


  Weighted Average Life to Call (yrs.) (3)                     0.95                      3.12                      4.15

  Weighted Average Life to Maturity (yrs.)(3)                  0.95                      3.41                      4.48

  Payment Window to Call (mos.) (3)                           1-19/19                  19-67/49                  39-67/29

  Payment Window to Maturity (mos.) (3)                       1-19/19                 19-147/129                39-110/72

  Expected Maturity to Call(3)                                 04/05                     04/09                    04/09

  Expected Maturity to Maturity (3)                            04/05                     12/15                    11/12

  Last Scheduled Distribution Date (4)                         02/21                     07/33                    05/33




                                                               Class                   Class
                                                               IIM-2                    IIB
  -------------------------------------------------- ------------------------- ---------------------

  Offer Size ($)                                            $12,600,000             $8,280,000

  Expected Ratings
     Moody's                                                     A2                     Baa2
     S&P                                                         A                      BBB
     Fitch                                                       A                      BBB

  Coupon                                                   1M Libor + [ ]          1M Libor + [ ]
                                                              (1),(2)                 (1),(2)

  Weighted Average Life to Call (yrs.) (3)                      4.06                   3.96

  Weighted Average Life to Maturity (yrs.)(3)                   4.3                    4.01

  Payment Window to Call (mos.) (3)                           38-67/30               37-67/31

  Payment Window to Maturity (mos.) (3)                       38-96/59               37-78/42

  Expected Maturity to Call(3)                                 04/09                  04/09

  Expected Maturity to Maturity (3)                            09/11                  03/10

  Last Scheduled Distribution Date (4)                         03/33                  10/32

(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate Cap.

(2)   If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the
      Class IIA-1 Certificates and the Class IIA-2 Certificates will increase to 2x their respective margins and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(3)   The Group II Certificates will be priced at 100% PPC.

(4)   Assumes 0% CPR, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       11

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5

                               CASH FLOW PRIORITY

                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      [Preliminary and Subject to Revision]

                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      [Preliminary and Subject to Revision]




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       12

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5

                                PRINCIPAL PAYDOWN

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in October 2012, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class IA Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the October 2012 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A Principal Cashflows.

                          CLASS IA-6 LOCKOUT PERCENTAGE
                          -----------------------------

                      October 2003 - September 2006      0%
                      October 2006 - September 2008     45%
                      October 2008 - September 2009     80%
                      October 2009 - September 2010    100%
                      October 2010 - September 2012    300%

                      [Preliminary and Subject to Revision]

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.
2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to restore O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
1) All scheduled and unscheduled Group II principal plus excess spread related to the Group II Mortgage Loans to the extent distributable as principal to restore O/C for the Group II Offered Certificates to the required level will be paid sequentially to the Class IIA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IIA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                         REQUIRED SUBORDINATION LEVELS*

         Group I                              Group II
         -------                              --------
         Class A             17.50%           Class A          25.00%
         Class M-1           11.00%           Class M-1        14.50%
         Class M-2            7.00%           Class M-2         7.50%
         Class B              3.00%           Class B           2.90%

         *Includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the October 2006 Distribution Date;
      and
ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
iii)  A Trigger Event does not exist.


TRIGGER EVENT:

A trigger event ("Trigger Event") with respect to each loan group and a Distribution Date after September 2006, exists if (i) the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date with respect to Group I or Group II Mortgage Loans, as applicable, exceed the following levels (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

Distribution Date Occurring In         Group I Required Loss Percentage              Group II Required Loss Percentage
------------------------------         --------------------------------              ---------------------------------

October 2006 - September 2007          [1.90]% for the first month, plus an          [3.50]% for the first month, plus an
                                       additional 1/12th of [0.65]% for each         additional 1/12th of [1.50]% for each
                                       month thereafter                              month thereafter

October 2007 - September 2008          [2.55]% for the first month, plus an          [5.00]% for the first month, plus an
                                       additional 1/12th of [0.45]% for each         additional 1/12th of [0.75]% for each
                                       month thereafter                              month thereafter

October 2008 - September 2009          [3.00]% for the first month, plus an          [5.75]% for the first month, plus an
                                       additional 1/12th of [0.30]% for each         additional 1/12th of [0.25]% for each
                                       month thereafter                              month thereafter

October 2009 - September 2010          [3.30]% for the first month, plus an          [6.00]%
                                       additional 1/12th of [0.20]% for each
                                       month thereafter

October 2010 and thereafter            [3.50]%                                       [6.00]%




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of (i) the October 2006 Distribution Date and
(ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                                                     Group II Senior
                    Group I Senior                Specified Enhancement
          Specified Enhancement Percentage:            Percentage:
          ---------------------------------       ---------------------
                        17.00%                           25.00%
                          Or                               Or
                  (7.25% + 1.50%)*2                 (11.05% +1.45%)*2

                      [Preliminary and Subject to Revision]

Prospectus:                The Certificates will be offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                           Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


Mortgage Loans:            The following tables describe the mortgage loans and
                           the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Further Information:       Please call Chris Schiavone at (212) 834-5372, Peter
                           Candell at (212) 834-5511, Marty Friedman at (212)
                           834-5727, Philip Li at (212) 834-5033, Tom Roh at
                           (212) 834-5936, Brian Mendell at (212) 834-5029,
                           Phillip Chun at (212) 834-5435, Darya Zhuk at (212)
                           834-5308 or Kevin Lynn at (212) 834-5412.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                     Group I

                                 Summary Report

Aggregate Outstanding Principal Balance          $421,628,794
Aggregate Original Principal Balance             $422,236,280
Number of Mortgage Loans                                2,754

                                                   Average(1)     Minimum    Maximum
                                          -------------------    --------   --------
Original Principal Balance                           $153,317     $15,000   $500,000
Outstanding Principal Balance                        $153,097     $14,758   $499,676

                                          Weighted Average(2)     Minimum    Maximum
                                          -------------------    --------   --------
Original Term (mos)                                       307          60        360
Stated Remaining Term (mos)                               306          59        360
Expected Remaining Term (mos)                             306          59        360
Loan Age (mos)                                              1           0         11
Current Interest Rate                                   6.567%      5.250%     8.850%
Original Loan-to-Value                                  72.80%       7.56%     95.00%
Credit Score (3)                                          648         500        816

                                                     Earliest      Latest
                                          -------------------    --------
Origination Dates                                     09/2002     08/2003
Maturity Dates                                        07/2008     09/2033

Lien Position                           Percent of Loan Group
---------------------------------       ---------------------
1st Lien                                                100.0%

Occupancy                               Percent of Loan Group
---------------------------------       ---------------------
Owner-occupied                                           94.6%
Second Home                                               0.3%
Investment                                                5.0%

Documentation                           Percent of Loan Group
---------------------------------       ---------------------
Full Documentation                                       61.7%
24 Month Bank Statement                                   5.1%
Reduced Documentation                                     0.5%
Stated Income                                            32.8%

Year of Origination                     Percent of Loan Group
---------------------------------       ---------------------
2002                                                      0.1%
2003                                                     99.9%

Loan Purpose                            Percent of Loan Group
---------------------------------       ---------------------
Purchase                                                  9.4%
Refinance - Rate/Term                                    12.0%
Refinance - Cashout                                      78.6%

Property Type                           Percent of Loan Group
---------------------------------       ---------------------
Single Family Detached                                   81.5%
Two- to Four-family Dwelling Unit                         8.6%
Planned Unit Development                                  3.8%
Condominium                                               4.4%
Manufactured Housing                                      1.1%
Small Mixed Use                                           0.6%
Co-Op                                                     0.0%

Notes:

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighted Average only for loans with credit scores.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                     Group I

                              Current Mortgage Rate

                                              Number of   Aggregate Principal   Percent of
Current Mortgage Rates                   Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
5.000% to 5.499%                                    120           $23,321,879          5.5%
5.500% to 5.999%                                    671           125,388,207         29.7
6.000% to 6.499%                                    399            65,035,869         15.4
6.500% to 6.999%                                    602            91,310,688         21.7
7.000% to 7.499%                                    295            41,636,365          9.9
7.500% to 7.999%                                    374            45,045,136         10.7
8.000% to 8.499%                                    174            18,778,697          4.5
8.500% to 8.999%                                    119            11,111,952          2.6
                                         --------------   -------------------   ----------
Total:                                            2,754          $421,628,794        100.0%
                                         --------------   -------------------   ----------

Mortgage Rates Range is from: 5.250% to 8.850%
Weighted Average is: 6.567%

                       Remaining Months to Stated Maturity

                                              Number of   Aggregate Principal   Percent of
Remaining Term (Months)                  Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
49 to 60                                              2              $103,762          0.0%
61 to 72                                              2                81,086          0.0
73 to 84                                              2               187,086          0.0
85 to 96                                              3               165,918          0.0
109 to 120                                           37             2,432,004          0.6
133 to 144                                            2               186,936          0.0
145 to 156                                            1                74,719          0.0
157 to 168                                            1                55,511          0.0
169 to 180                                          630            86,287,715         20.5
193 to 204                                            1                92,327          0.0
205 to 216                                            3               309,948          0.1
229 to 240                                          381            47,361,580         11.2
277 to 288                                            1               211,293          0.1
289 to 300                                           17             2,535,995          0.6
301 to 312                                            1                89,476          0.0
313 to 324                                            1               214,332          0.1
325 to 336                                            2               424,291          0.1
349 to 360                                        1,667           280,814,816         66.6
                                         --------------   -------------------   ----------
Total:                                            2,754          $421,628,794        100.0%
                                         --------------   -------------------   ----------

Remaining Term Range is from (Months): 59 to 360
Weighted Average is (Months): 306




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                     Group I

                    Original Mortgage Loan Principal Balances

Range of Original Mortgage                    Number of   Aggregate Principal   Percent of
Loan Principal Balances                  Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
$100,000 or Less                                    848           $59,404,939         14.1%
$100,001 to $150,000                                694            86,691,206         20.6
$150,001 to $200,000                                558            96,920,018         23.0
$200,001 to $250,000                                306            68,634,733         16.3
$250,001 to $300,000                                179            48,943,073         11.6
$300,001 to $350,000                                108            35,398,462          8.4
$350,001 to $400,000                                 31            11,773,732          2.8
$400,001 to $450,000                                 10             4,260,284          1.0
$450,001 to $500,000                                 20             9,602,348          2.3
                                         --------------   -------------------   ----------
Total:                                            2,754          $421,628,794        100.0%
                                         --------------   -------------------   ----------

Original Mortgage Loan Principal Balance Range is from: $15,000 to $500,000 Average is: $153,317

                              Product Type Summary

                                              Number of   Aggregate Principal   Percent of
Product Type Summary                     Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
5 to 9 Year Fixed Rate Mortgage Loan                  9              $537,852          0.1%
10 to 14 Year Fixed Rate Mortgage Loan               41             2,749,169          0.7
15 to 19 Year Fixed Rate Mortgage Loan              360            41,426,215          9.8
20 to 24 Year Fixed Rate Mortgage Loan              382            47,572,873         11.3
25 to 29 Year Fixed Rate Mortgage Loan               21             3,264,094          0.8
30 Year Fixed Rate Mortgage Loan                  1,667           280,814,816         66.6
Balloon Loan                                        274            45,263,775         10.7
                                         --------------   -------------------   ----------
Total:                                            2,754          $421,628,794        100.0%
                                         --------------   -------------------   ----------

                          Prepayment Penalties Summary

                                              Number of   Aggregate Principal   Percent of
Prepayment Penalty Summary               Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
None                                                342           $53,200,360         12.6%
12 Months                                           213            45,075,289         10.7
24 Months                                             8             1,545,133          0.4
36 Months                                           767           129,100,044         30.6
42 Months                                             1               136,630          0.0
60 Months                                         1,423           192,571,338         45.7
                                         --------------   -------------------   ----------
Total:                                            2,754          $421,628,794        100.0%
                                         --------------   -------------------   ----------

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 49 months prepayment penalties is approximately 46 months.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                     Group I

                               State Distributions

                                              Number of   Aggregate Principal   Percent of
States                                   Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
Arizona                                              42            $5,173,238          1.2%
Arkansas                                              7               349,335          0.1
California                                          620           130,344,261         30.9
Colorado                                             62            10,806,632          2.6
Connecticut                                          33             4,888,686          1.2
Delaware                                             15             1,817,730          0.4
District of Columbia                                 16             2,245,666          0.5
Florida                                             515            61,624,085         14.6
Georgia                                              48             6,389,042          1.5
Hawaii                                                1               222,700          0.1
Idaho                                                 8               743,577          0.2
Illinois                                             67             8,633,127          2.0
Indiana                                              59             5,558,064          1.3
Iowa                                                  2               111,477          0.0
Kansas                                               13             1,411,760          0.3
Louisiana                                            34             3,142,057          0.7
Maine                                                 7               876,367          0.2
Maryland                                             61             9,587,432          2.3
Massachusetts                                        41             7,383,170          1.8
Michigan                                             69             6,365,923          1.5
Minnesota                                            24             3,729,144          0.9
Mississippi                                          14             1,159,447          0.3
Missouri                                             24             1,839,727          0.4
Montana                                               5               688,953          0.2
Nebraska                                              6               530,048          0.1
Nevada                                               16             2,556,716          0.6
New Hampshire                                        26             3,565,297          0.8
New Jersey                                          139            24,467,348          5.8
New Mexico                                           17             1,789,562          0.4
New York                                            270            54,826,247         13.0
North Carolina                                       13             1,865,298          0.4
Ohio                                                 71             7,464,715          1.8
Oklahoma                                             17             1,342,972          0.3
Oregon                                               27             3,241,684          0.8
Pennsylvania                                         88            10,337,858          2.5
Rhode Island                                         10             1,396,528          0.3
South Carolina                                       16             1,441,988          0.3
Tennessee                                            60             5,070,189          1.2
Texas                                                12             1,123,220          0.3
Utah                                                  2               371,087          0.1
Vermont                                               3               338,839          0.1
Virginia                                             75            10,977,875          2.6
Washington                                           57             9,148,875          2.2
West Virginia                                        13               987,622          0.2
Wisconsin                                            27             3,521,416          0.8
Wyoming                                               2               171,811          0.0
                                         --------------   -------------------   ----------
Total:                                            2,754          $421,628,794        100.0%
                                         --------------   -------------------   ----------




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                     Group I

                          Original Loan-to-Value Ratios

                                              Number of   Aggregate Principal   Percent of
Range of Original Loan-to-Value Ratios   Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
50.00% or Less                                      268           $31,566,327          7.5%
50.01% to 55.00%                                     95            15,877,350          3.8
55.01% to 60.00%                                    188            28,777,587          6.8
60.01% to 65.00%                                    216            33,305,951          7.9
65.01% to 70.00%                                    308            49,089,087         11.6
70.01% to 75.00%                                    341            54,053,100         12.8
75.01% to 80.00%                                    620           104,425,616         24.8
80.01% to 85.00%                                    342            50,252,522         11.9
85.01% to 90.00%                                    314            46,167,490         10.9
90.01% to 95.00%                                     62             8,113,763          1.9
                                         --------------   -------------------   ----------
Total:                                            2,754          $421,628,794        100.0%
                                         --------------   -------------------   ----------

Loan-to-Value Ratios Range is from: 7.56% to 95.00%
Weighted Average is: 72.80%

                            Mortgage Loan Age Summary

                                              Number of   Aggregate Principal   Percent of
Mortgage Loan Age (Months)               Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
0                                                   267           $36,989,482          8.8%
1                                                 2,123           319,279,492         75.7
2                                                   338            61,808,658         14.7
3                                                    18             2,453,156          0.6
4                                                     4               587,155          0.1
5                                                     1               131,336          0.0
6                                                     1               102,832          0.0
8                                                     1                66,941          0.0
11                                                    1               209,741          0.0
                                         --------------   -------------------   ----------
Total:                                            2,754          $421,628,794        100.0%
                                         --------------   -------------------   ----------

Weighted Average Age (Months) is: 1




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                     Group I

                              Credit Score Summary

                                              Number of   Aggregate Principal   Percent of
Credit Scores                            Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
Not Scored                                            1               $66,941          0.0%
500 to 500                                            1                74,955          0.0
501 to 550                                          200            25,757,871          6.1
551 to 600                                          538            70,660,821         16.8
601 to 650                                          822           124,215,572         29.5
651 to 700                                          731           118,964,604         28.2
701 to 750                                          308            54,578,517         12.9
751 to 800                                          146            26,017,386          6.2
801 to 816                                            7             1,292,127          0.3
                                         --------------   -------------------   ----------
Total:                                            2,754          $421,628,794        100.0%
                                         --------------   -------------------   ----------

Credit Score Range is from: 500 to 816
Weighted Average (scored loans only) is: 648

                              Credit Grade Summary

                                              Number of   Aggregate Principal   Percent of
Credit Grade                             Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
CMMC Wholesale/Retail Underwriting:
A Star                                            1,046          $186,413,647         44.2%
A0                                                  621            98,438,652         23.3
A-                                                   99            13,796,894          3.3
B                                                    47             7,237,625          1.7
B-                                                    7               879,011          0.2
C                                                     4               444,057          0.1
                                         --------------   -------------------   ----------
Subtotal:                                         1,824          $307,209,886         72.9%
                                         --------------   -------------------   ----------

CMMC Call Center Underwriting:
A1                                                  396            51,327,667         12.2%
A2                                                  381            46,062,851         10.9
B1                                                  142            15,832,458          3.8
B2                                                   11             1,195,932          0.3
                                         --------------   -------------------   ----------
Subtotal:                                           930          $114,418,908         27.1%
                                         --------------   -------------------   ----------

Total:                                            2,754          $421,628,794        100.0%
                                         --------------   -------------------   ----------




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                    Group II

                                 Summary Report

Aggregate Outstanding Principal Balance          $251,542,977
Aggregate Original Principal Balance             $251,786,378
Number of Mortgage Loans                                1,533

                                                  Average (1)     Minimum    Maximum
                                          -------------------    --------   --------
Original Principal Balance                           $164,244     $21,600   $500,000
Outstanding Principal Balance                        $164,085     $21,590   $499,697

                                          Weighted Average (2)    Minimum    Maximum
                                          -------------------    --------   --------
Original Term (mos)                                       360         120        360
Stated Remaining Term (mos)                               358         119        360
Expected Remaining Term (mos)                             358         119        360
Loan Age (mos)                                              1           0         23
Current Interest Rate                                   7.200%      4.750%    11.250%
Initial Interest Rate Cap                               3.000%      3.000%     3.000%
Periodic Rate Cap                                       1.439%      1.000%     1.500%
Gross Margin                                            4.637%      1.150%     8.000%
Maximum Mortgage Rate                                  14.200%     11.750%    18.250%
Minimum Mortgage Rate                                   7.201%      4.750%    11.250%
Months to Roll                                             39          19         60
Original Loan-to-Value                                  77.65%      11.72%     95.00%
Credit Score (3)                                          607         500        796

                                                     Earliest      Latest
                                          -------------------    --------
Origination Date                                      09/2001     08/2003
Maturity Date                                         08/2013     09/2033

Lien Position                           Percent of Loan Group
---------------------------------       ---------------------
First Lien                                              100.0%

Occupancy                               Percent of Loan Group
---------------------------------       ---------------------
Owner-occupied                                           94.2%
Second Home                                               0.1%
Investment                                                5.7%

Documentation                           Percent of Loan Group
---------------------------------       ---------------------
Full Documentation                                       63.5%
24 Month Bank Statement                                   7.9%
Reduced Documentation                                     1.1%
Stated Income                                            27.5%

Year of Origination                     Percent of Loan Group
---------------------------------       ---------------------
2001                                                      0.0%
2002                                                      0.1%
2003                                                     99.8%

Loan Purpose                            Percent of Loan Group
---------------------------------       ---------------------
Purchase                                                 22.8%
Refinance - Rate/Term                                     8.8%
Refinance - Cashout                                      68.4%

Property Type                           Percent of Loan Group
---------------------------------       ---------------------
Single Family Detached                                   81.7%
Two- to Four-family Dwelling Unit                         6.9%
Planned Unit Development                                  5.2%
Condominium                                               4.7%
Manufactured Housing                                      1.4%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                    Group II

                             Current Mortgage Rates

                                              Number of   Aggregate Principal   Percent of
Current Mortgage Rates                   Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
4.500% to 4.999%                                      2              $400,498          0.2%
5.000% to 5.499%                                     54            11,403,622          4.5
5.500% to 5.999%                                    164            31,649,417         12.6
6.000% to 6.499%                                    122            24,434,377          9.7
6.500% to 6.999%                                    267            50,870,580         20.2
7.000% to 7.499%                                    185            29,231,127         11.6
7.500% to 7.999%                                    275            43,794,081         17.4
8.000% to 8.499%                                    139            20,808,235          8.3
8.500% to 8.999%                                    190            24,821,476          9.9
9.000% to 9.499%                                     72             8,768,674          3.5
9.500% to 9.999%                                     44             3,999,702          1.6
10.000% to 10.499%                                    6               608,838          0.2
10.500% to 10.999%                                   11               617,838          0.2
11.000% to 11.499%                                    2               134,513          0.1
                                         --------------   -------------------   ----------
Total:                                            1,533          $251,542,977        100.0%
                                         --------------   -------------------   ----------

Mortgage Rates Range is from: 4.750% to 11.250%
Weighted Average is: 7.200%

                       Remaining Months to Stated Maturity

                                              Number of   Aggregate Principal   Percent of
Remaining Term (Months)                  Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
109 to 120                                            1               $40,589          0.0%
169 to 180                                            3               297,931          0.1
229 to 240                                            5               405,339          0.2
289 to 300                                            1               106,171          0.0
325 to 336                                            1                69,251          0.0
337 to 348                                            2               185,224          0.1
349 to 360                                        1,520           250,438,472         99.6
                                         --------------   -------------------   ----------
Total:                                            1,533          $251,542,977        100.0%
                                         --------------   -------------------   ----------

Remaining Term Range is from (Months): 119 to 360
Weighted Average is (Months): 358




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                    Group II

                    Original Mortgage Loan Principal Balances

Range of Original Mortgage                    Number of   Aggregate Principal   Percent of
Loan Principal Balances                  Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
$100,000 or Less                                    423           $29,817,138         11.9%
$100,001 to $150,000                                361            45,512,076         18.1
$150,001 to $200,000                                331            57,646,425         22.9
$200,001 to $250,000                                172            38,622,891         15.4
$250,001 to $300,000                                115            31,646,192         12.6
$300,001 to $350,000                                 69            22,648,138          9.0
$350,001 to $400,000                                 41            15,795,315          6.3
$400,001 to $450,000                                  6             2,544,893          1.0
$450,001 to $500,000                                 15             7,309,909          2.9
                                         --------------   -------------------   ----------
Total:                                            1,533          $251,542,977        100.0%
                                         --------------   -------------------   ----------

Original Mortgage Loan Principal Balance Range is from: $21,600 to $500,000 Average is: $164,244

                              Product Type Summary

                                              Number of   Aggregate Principal   Percent of
Product Type Summary                     Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
2/28 LIBOR Loan                                     604           $99,013,662         39.4%
3/27 LIBOR Loan                                     350            59,387,386         23.6
5/25 LIBOR Loan                                     579            93,141,930         37.0
                                         --------------   -------------------   ----------
Total:                                            1,533          $251,542,977        100.0%
                                         --------------   -------------------   ----------

                          Prepayment Penalties Summary

                                              Number of   Aggregate Principal   Percent of
Prepayment Penalty Summary               Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
None                                                625          $104,699,526         41.6%
12 Months                                             3               392,683          0.2
24 Months                                           107            19,290,168          7.7
36 Months                                           577            95,309,841         37.9
60 Months                                           221            31,850,760         12.7
                                         --------------   -------------------   ----------
Total:                                            1,533          $251,542,977        100.0%
                                         --------------   -------------------   ----------

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 37 months. having prepayment penalties is approximately 40 months.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                    Group II

                               State Distributions

                                              Number of   Aggregate Principal   Percent of
States                                   Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
Arizona                                              33            $4,039,981          1.6%
Arkansas                                              2                70,098          0.0
California                                          229            53,298,391         21.2
Colorado                                             40             7,084,971          2.8
Connecticut                                          18             3,198,679          1.3
Delaware                                              4               515,172          0.2
District of Columbia                                 17             3,119,379          1.2
Florida                                             150            21,408,198          8.5
Georgia                                              35             5,278,962          2.1
Idaho                                                 4               525,627          0.2
Illinois                                            110            18,206,178          7.2
Indiana                                               9               803,204          0.3
Iowa                                                  4               143,378          0.1
Kansas                                                4               683,803          0.3
Kentucky                                              1                32,957          0.0
Louisiana                                            17             1,604,159          0.6
Maryland                                             33             5,810,458          2.3
Massachusetts                                        29             6,425,925          2.6
Michigan                                            134            16,442,230          6.5
Minnesota                                            51             9,083,745          3.6
Mississippi                                           1                40,589          0.0
Missouri                                             87             9,716,521          3.9
Montana                                               2               221,373          0.1
Nebraska                                              1               283,729          0.1
Nevada                                               17             2,457,294          1.0
New Hampshire                                         8             1,149,830          0.5
New Jersey                                          112            22,789,068          9.1
New Mexico                                            7             1,011,613          0.4
New York                                             96            19,308,144          7.7
North Carolina                                       22             3,019,024          1.2
North Dakota                                          1                80,615          0.0
Ohio                                                 46             5,279,775          2.1
Oklahoma                                              8               612,656          0.2
Oregon                                                4               599,958          0.2
Pennsylvania                                         25             3,371,580          1.3
Rhode Island                                          7             1,076,731          0.4
South Carolina                                       10               780,758          0.3
South Dakota                                          1                91,955          0.0
Tennessee                                            15             1,182,718          0.5
Texas                                                11             1,348,229          0.5
Utah                                                  1               168,181          0.1
Vermont                                               2               536,087          0.2
Virginia                                             33             5,814,945          2.3
Washington                                           28             5,388,883          2.1
Wisconsin                                            63             7,216,378          2.9
Wyoming                                               1               220,848          0.1
                                         --------------   -------------------   ----------
Total:                                            1,533          $251,542,977        100.0%
                                         --------------   -------------------   ----------




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                    Group II

                          Original Loan-to-Value Ratios

                                              Number of   Aggregate Principal   Percent of
Range of Original Loan-to-Value Ratios   Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
50.00% or Less                                       69            $8,865,322          3.5%
50.01% to 55.00%                                     23             3,536,346          1.4
55.01% to 60.00%                                     49             8,572,698          3.4
60.01% to 65.00%                                     76            12,040,145          4.8
65.01% to 70.00%                                    145            24,828,687          9.9
70.01% to 75.00%                                    178            27,207,373         10.8
75.01% to 80.00%                                    455            76,293,141         30.3
80.01% to 85.00%                                    244            40,117,815         15.9
85.01% to 90.00%                                    251            43,615,920         17.3
90.01% to 95.00%                                     43             6,465,530          2.6
                                         --------------   -------------------   ----------
Total:                                            1,533          $251,542,977        100.0%
                                         --------------   -------------------   ----------

Loan-to-Value Ratios Range is from: 11.72% to 95.00%
Weighted Average is: 77.65%

                            Mortgage Loan Age Summary

                                              Number of   Aggregate Principal   Percent of
Mortgage Loan Age (Months)               Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
0                                                   105           $16,362,010          6.5%
1                                                 1,173           192,437,185         76.5
2                                                   219            37,666,428         15.0
3                                                    20             3,021,012          1.2
4                                                     6               986,226          0.4
5                                                     3               369,708          0.1
6                                                     1                68,979          0.0
7                                                     1                29,849          0.0
8                                                     1               144,242          0.1
11                                                    2               272,115          0.1
12                                                    1                74,274          0.0
23                                                    1               110,950          0.0
                                         --------------   -------------------   ----------
Total:                                            1,533          $251,542,977        100.0%
                                         --------------   -------------------   ----------

Weighted Average Age (Months) is: 1

                              Credit Score Summary

                                              Number of   Aggregate Principal   Percent of
Credit Scores                            Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
Not Scored                                            5              $265,921          0.1%
500 to 500                                            7             1,096,631          0.4
501 to 550                                          376            55,583,329         22.1
551 to 600                                          399            63,932,462         25.4
601 to 650                                          407            68,619,777         27.3
651 to 700                                          242            44,033,132         17.5
701 to 750                                           72            13,538,454          5.4
751 to 796                                           25             4,473,272          1.8
                                         --------------   -------------------   ----------
Total:                                            1,533          $251,542,977        100.0%
                                         --------------   -------------------   ----------

Credit Score Range is from: 500 to 796
Weighted Average (scored loans only) is: 607




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                    Group II

                              Credit Grade Summary

                                              Number of   Aggregate Principal   Percent of
Credit Grade                             Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
CMMC Wholesale/Retail Underwriting:
A Star                                              330           $62,176,562         24.7%
A0                                                  609           102,971,090         40.9
A-                                                  131            20,886,657          8.3
B                                                   149            22,026,836          8.8
B-                                                   48             6,748,710          2.7
C                                                    62             6,151,651          2.4
                                         --------------   -------------------   ----------
Subtotal:                                         1,329          $220,961,505         87.8%
                                         --------------   -------------------   ----------

CMMC Call Center Underwriting:
A1                                                   40             6,728,339          2.7%
A2                                                   87            12,393,517          4.9
B1                                                   56             8,634,306          3.4
B2                                                   21             2,825,310          1.1
                                         --------------   -------------------   ----------
Subtotal:                                           204           $30,581,472         12.2%
                                         --------------   -------------------   ----------

Total:                                            1,533          $251,542,977        100.0%

                             Maximum Mortgage Rates

Range of Maximum Mortgage                     Number of   Aggregate Principal   Percent of
Rates                                    Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
11.500% to 11.999%                                    2              $400,498          0.2%
12.000% to 12.499%                                   54            11,403,622          4.5
12.500% to 12.999%                                  164            31,649,417         12.6
13.000% to 13.499%                                  122            24,434,377          9.7
13.500% to 13.999%                                  267            50,870,580         20.2
14.000% to 14.499%                                  185            29,231,127         11.6
14.500% to 14.999%                                  275            43,794,081         17.4
15.000% to 15.499%                                  139            20,808,235          8.3
15.500% to 15.999%                                  190            24,821,476          9.9
16.000% to 16.499%                                   72             8,768,674          3.5
16.500% to 16.999%                                   44             3,999,702          1.6
17.000% to 17.499%                                    6               608,838          0.2
17.500% to 17.999%                                   11               617,838          0.2
18.000% to 18.499%                                    2               134,513          0.1
                                         --------------   -------------------   ----------
Total:                                            1,533          $251,542,977     100.0% %
                                         --------------   -------------------   ----------

Maximum Mortgage Rate Range is from: 11.750% to 18.250%
Weighted Average is: 14.200%




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5
                                    Group II

                              Next Adjustment Date

                                              Number of   Aggregate Principal   Percent of
Next Adjustment Date                     Mortgage Loans   Balance Outstanding   Loan Group
--------------------------------------   --------------   -------------------   ----------
April 2005                                            1               $80,903          0.0%
May 2005                                              2               373,140          0.1
June 2005                                            12             1,648,928          0.7
July 2005                                            92            15,954,567          6.3
August 2005                                         462            76,137,824         30.3
September 2005                                       35             4,818,300          1.9
October 2005                                          1                49,182          0.0
April 2006                                            2               288,805          0.1
May 2006                                              2               339,150          0.1
June 2006                                             5               670,988          0.3
July 2006                                            69            11,234,698          4.5
August 2006                                         255            43,816,383         17.4
September 2006                                       16             2,988,180          1.2
October 2006                                          1               110,950          0.0
September 2007                                        2               297,207          0.1
January 2008                                          1               144,242          0.1
February 2008                                         1                29,849          0.0
March 2008                                            1                68,979          0.0
May 2008                                              2               273,936          0.1
June 2008                                             6             1,114,084          0.4
July 2008                                           133            21,557,489          8.6
August 2008                                         408            65,265,563         25.9
September 2008                                       24             4,279,630          1.7
                                         --------------   -------------------   ----------
Total:                                            1,533          $251,542,977        100.0%
                                         --------------   -------------------   ----------




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       28

                      Assumed Mortgage Loan Characteristics
      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5

                             Group I Mortgage Loans

                                                                                        Number of
                                                           Original                     Months to
                                Net         Original     Amortization    Remaining      Prepayment
    Current       Mortgage    Mortgage        Term           Term           Term         Penalty
    Balance         Rate        Rate      (in months)    (in months)    (in months)     Expiration
---------------   --------    --------    ------------   ------------   ------------   ------------
 $10,279,280.94      7.292%      6.782%            180            360            179              0
 $10,896,082.98      7.540%      7.030%            180            360            179             11
 $34,173,153.72      6.534%      6.024%            180            360            179             35
 $24,093,858.66      6.844%      6.334%            180            360            179             59
    $614,473.67      7.619%      7.109%            112            112            111              0
     $99,421.85      5.750%      5.240%            120            120            119             23
    $264,263.84      6.291%      5.781%            120            120            118             34
  $4,234,230.03      6.841%      6.331%            113            113            112             59
 $13,623,842.85      6.669%      6.159%            180            180            179              0
  $6,617,104.79      6.577%      6.067%            180            180            179             11
 $18,220,986.36      6.371%      5.861%            180            180            179             35
 $34,095,771.83      6.645%      6.135%            180            180            178             59
 $10,769,049.30      6.965%      6.455%            240            240            239              0
  $3,842,201.58      6.805%      6.295%            240            240            239             11
  $8,254,024.36      6.376%      5.866%            240            240            239             35
 $60,964,988.16      6.660%      6.150%            240            240            239             59
 $58,085,217.47      6.826%      6.316%            359            359            358              0
 $57,756,176.33      6.540%      6.030%            360            360            359             11
  $2,612,437.86      6.595%      6.085%            360            360            359             23
$165,670,845.52      6.203%      5.693%            360            360            358             35
$214,832,587.90      6.623%      6.113%            359            359            358             59

                           Group II Mortgage Loans(1)

                                                                                                          Months    Number of
                                                                                                          Until     Months to
                             Net       Original     Remaining                                           Next Rate   Prepayment
   Current      Mortgage   Mortgage      Term         Term      Gross    Periodic   Maximum   Minimum   Adjustment   Penalty
   Balance        Rate       Rate     (in months)  (in months)  Margin     Cap       Rate      Rate        Date     Expiration
--------------  --------   --------   -----------  -----------  ------   --------   -------   -------   ----------  ----------
$82,801,472.95     7.741%     7.231%          360          359   4.584%     1.500%   14.741%    7.741%          23           0
   $561,994.48     7.887%     7.377%          360          359   4.125%     1.500%   14.887%    7.887%          23          11
$26,874,067.45     6.941%     6.431%          360          359   4.854%     1.500%   13.941%    6.941%          23          23
$25,271,494.54     7.251%     6.741%          360          359   5.261%     1.500%   14.251%    7.251%          23          35
 $6,196,052.64     7.799%     7.289%          360          359   4.862%     1.500%   14.799%    7.799%          23          59
 $7,554,859.85     7.452%     6.942%          360          359   4.149%     1.351%   14.452%    7.452%          35           0
   $378,652.90     7.247%     6.737%          360          360   3.995%     1.500%   14.247%    7.247%          36          24
$71,078,524.99     6.968%     6.458%          359          358   4.811%     1.481%   13.968%    6.968%          35          35
 $5,981,227.33     7.099%     6.589%          360          359   3.716%     1.089%   14.099%    7.099%          35          59
$59,486,170.66     7.267%     6.757%          359          358   4.404%     1.440%   14.267%    7.267%          59           0
   $354,730.43     8.875%     8.365%          360          359   4.250%     1.500%   15.875%    8.875%          59          23
$40,054,275.95     6.564%     6.054%          360          358   4.812%     1.455%   13.564%    6.564%          59          35
$33,406,475.83     6.990%     6.480%          358          357   4.205%     1.154%   13.990%    6.992%          59          59

(1) For all Group II Mortgage Loans, the Initial Rate Change Cap is 3.00%, the Rate Change Frequency is 6 months and the Index is 6-Month LIBOR.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
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                                       29

                     Available Funds Cap Hypothetical Table

                              Available Funds                   Available Funds
Payment Date                      Cap (1) (2)                       Cap (1) (3)
------------                  ---------------                   ---------------
    10/25/03                            6.789%                            6.789%
    11/25/03                            6.789%                            6.789%
    12/25/03                            6.790%                            6.790%
    01/25/04                            6.791%                            6.791%
    02/25/04                            6.793%                            6.793%
    03/25/04                            6.794%                            6.794%
    04/25/04                            6.796%                            6.796%
    05/25/04                            6.798%                            6.798%
    06/25/04                            6.801%                            6.801%
    07/25/04                            6.804%                            6.804%
    08/25/04                            6.807%                            6.807%
    09/25/04                            6.810%                            6.810%
    10/25/04                            6.814%                            6.814%
    11/25/04                            6.817%                            6.817%
    12/25/04                            6.821%                            6.821%
    01/25/05                            6.825%                            6.825%
    02/25/05                            6.829%                            6.829%
    03/25/05                            6.833%                            6.833%
    04/25/05                            6.837%                            6.837%
    05/25/05                            6.841%                            6.841%
    06/25/05                            6.845%                            6.845%
    07/25/05                            6.850%                            6.850%
    08/25/05                            6.859%                            6.859%
    09/25/05                            6.872%                            8.095%
    10/25/05                            6.887%                            8.113%
    11/25/05                            6.903%                            8.132%
    12/25/05                            6.916%                            8.143%
    01/25/06                            6.925%                            8.154%
    02/25/06                            6.934%                            8.165%
    03/25/06                            6.943%                            8.792%
    04/25/06                            6.953%                            8.805%
    05/25/06                            6.963%                            8.819%
    06/25/06                            6.974%                            8.833%
    07/25/06                            6.985%                            8.848%
    08/25/06                            6.996%                            8.863%
    09/25/06                            7.008%                           10.241%
    10/25/06                            7.021%                           10.263%
    11/25/06                            6.893%                           10.079%
    12/25/06                            6.893%                           10.080%
    01/25/07                            6.894%                           10.081%
    02/25/07                            6.894%                           10.082%
    03/25/07                            6.894%                           10.842%
    04/25/07                            6.894%                           10.845%
    05/25/07                            6.894%                           10.846%
    06/25/07                            6.894%                           10.848%
    07/25/07                            6.894%                           10.849%
    08/25/07                            6.894%                           10.850%
    09/25/07                            6.894%                           11.201%
    10/25/07                            6.894%                           11.204%
    11/25/07                            6.894%                           11.205%
    12/25/07                            6.894%                           11.207%
    01/25/08                            6.894%                           11.208%
    02/25/08                            6.894%                           11.209%
    03/25/08                            6.902%                           11.479%
    04/25/08                            6.910%                           11.495%
    05/25/08                            6.918%                           11.510%
    06/25/08                            6.927%                           11.526%
    07/25/08                            6.936%                           11.542%
    08/25/08                            6.946%                           11.559%
    09/25/08                            6.956%                           12.719%
    10/25/08                            6.966%                           12.737%
    11/25/08                            6.977%                           12.757%
    12/25/08                            6.988%                           12.777%
    01/25/09                            7.000%                           12.798%
    02/25/09                            7.012%                           12.820%
    03/25/09                            7.025%                           13.363%
    04/25/09                            7.038%                           13.387%

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date divided by (y) the aggregate principal balance of the Group II Offered Certificates as of the first day of the applicable Accrual Period.

(2) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 1.18%.

(3) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 20.00%.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       30

                       Price/CBE Yield Table (To 10% Call)

Prepayment Speed          0%             80%             100%            150%            200%
-----------------   -------------   -------------   -------------   -------------   -------------
Class IA-2
100-00 Price            2.570%          2.510%          2.495%          2.459%          2.426%
WAL                     14.90            2.42            2.00            1.41            1.11
Modified Duration       12.24            2.32            1.93            1.37            1.09
Principal Window    Apr18 - Nov18   Sep05 - Jul06   May05 - Jan06   Dec04 - Apr05   Sep04 - Dec04

Class IA-3
100-00 Price            3.245%          3.198%          3.184%          3.150%          3.117%
WAL                     18.43            3.71            3.00            2.04            1.55
Modified Duration       13.65            3.44            2.82            1.95            1.49
Principal Window    Nov18 - Jul25   Jul06 - Jul08   Jan06 - Aug07   Apr05 - Mar06   Dec04 - Aug05

Class IA-4
100-00 Price            4.562%          4.528%          4.514%          4.476%          4.437%
WAL                     24.26            6.52            5.00            3.10            2.21
Modified Duration       14.42            5.51            4.38            2.83            2.06
Principal Window    Jul25 - Feb30   Jul08 - Apr13   Aug07 - Mar10   Mar06 - Sep07   Aug05 - Apr06

Class IA-5
100-00 Price            5.886%          5.920%          5.925%          5.895%          5.787%
WAL                     28.23           13.59           10.98            6.41            3.49
Modified Duration       13.52            9.04            7.77            5.10            3.06
Principal Window    Feb30 - Jun33   Apr13 - Jan27   Mar10 - Jun23   Sep07 - Sep17   Apr06 - May09

Class IA-6
100-00 Price            4.852%          4.839%          4.837%          4.833%          4.831%
WAL                      9.50            6.96            6.68            6.23            6.00
Modified Duration        7.42            5.73            5.53            5.22            5.05
Principal Window    Oct06 - Jan15   Oct06 - Apr13   Oct06 - Mar13   Dec06 - Feb13   Mar07 - Dec13

Class IM-1
100-00 Price            5.496%          5.467%          5.458%          5.435%          5.421%
WAL                     23.58            8.36            6.89            4.81            4.02
Modified Duration       12.84            6.35            5.45            4.06            3.50
Principal Window    Oct19 - Jan33   Aug07 - Apr20   Nov06 - Dec17   Nov06 - May13   Jan07 - Sep10

Class IM-2
100-00 Price            5.890%          5.859%          5.848%          5.823%          5.805%
WAL                     23.53            8.23            6.74            4.68            3.85
Modified Duration       12.37            6.18            5.29            3.94            3.34
Principal Window    Oct19 - Sep32   Aug07 - Aug18   Nov06 - Apr16   Oct06 - Mar12   Nov06 - Nov09

Class IB
100-00 Price            5.890%          5.857%          5.845%          5.818%          5.798%
WAL                     23.34            7.79            6.36            4.41            3.60
Modified Duration       12.33            5.97            5.09            3.75            3.16
Principal Window    Oct19 - Feb32   Aug07 - Dec16   Nov06 - Aug14   Oct06 - Jan11   Oct06 - Jan09




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       31

                       Discount Margin Table (To 10% Call)

Prepayment Speed          0%             80%             100%            150%            200%
-----------------   -------------   -------------   -------------   -------------   -------------
Class IA-1
100-00 Price              12              12              12              12              12
WAL                      8.01            1.11            0.95            0.72            0.60
Principal Window    Oct03 - Apr18   Oct03 - Sep05   Oct03 - May05   Oct03 - Dec04   Oct03 - Sep04

Class IIA-1
100-00 Price              12              12              12              12              12
WAL                     10.51            1.11            0.95            0.73            0.62
Principal Window    Oct03 - Feb21   Oct03 - Aug05   Oct03 - Apr05   Oct03 - Nov04   Oct03 - Sep04

Class IIA-2
100-00 Price              31              31              31              31              31
WAL                     24.12            3.96            3.12            1.89            1.55
Principal Window    Feb21 - Apr32   Aug05 - Nov10   Apr05 - Apr09   Nov04 - Aug06   Sep04 - Aug05

Class IIM-1
100-00 Price              63              63              63              63              63
WAL                     26.10            4.89            4.15            3.12            1.92
Principal Window    Jun25 - Apr32   Nov06 - Nov10   Dec06 - Apr09   Aug06 - Nov06   Aug05 - Aug05

Class IIM-2
100-00 Price             125             125             125             125             125
WAL                     26.10            4.87            4.06            3.17            1.92
Principal Window    Jun25 - Apr32   Oct06 - Nov10   Nov06 - Apr09   Nov06 - Nov06   Aug05 - Aug05

Class IIB
100-00 Price             315             315             315             315             315
WAL                     26.06            4.79            3.96            3.17            1.92
Principal Window    Jun25 - Apr32   Oct06 - Nov10   Oct06 - Apr09   Nov06 - Nov06   Aug05 - Aug05




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

                       Price/CBE Yield Table (To Maturity)

Prepayment Speed          0%             80%             100%            150%            200%
-----------------   -------------   -------------   -------------   -------------   -------------
Class IA-5
100-00 Price            5.880%          5.861%          5.852%          5.823%          5.781%
WAL                     27.53           11.33            8.92            5.36            3.45
Modified Duration       13.38            8.08            6.76            4.47            3.04
Principal Window    Feb30 - Jun31   Apr13 - Jun15   Mar10 - Apr13   Sep07 - Feb10   Apr06 - May08

Class IA-6
100-00 Price            4.852%          4.839%          4.837%          4.828%          4.814%
WAL                      9.50            6.96            6.68            5.63            4.53
Modified Duration        7.42            5.73            5.53            4.80            3.98
Principal Window    Oct06 - Jan15   Oct06 - Apr13   Oct06 - Mar13   Dec06 - Feb10   Mar07 - May08

Class IM-1
100-00 Price            5.496%          5.465%          5.454%          5.430%          5.415%
WAL                     23.38            7.85            6.40            4.47            3.78
Modified Duration       12.80            6.11            5.19            3.84            3.33
Principal Window    Oct19 - Jun31   Aug07 - Jun15   Nov06 - Apr13   Nov06 - Feb10   Jan07 - May08

Class IM-2
100-00 Price            5.890%          5.857%          5.846%          5.819%          5.801%
WAL                     23.38            7.85            6.40            4.46            3.68
Modified Duration       12.34            6.01            5.11            3.79            3.22
Principal Window    Oct19 - Jun31   Aug07 - Jun15   Nov06 - Apr13   Oct06 - Feb10   Nov06 - May08

Class IB
100-00 Price            5.890%          5.856%          5.845%          5.817%          5.798%
WAL                     23.31            7.72            6.30            4.36            3.57
Modified Duration       12.32            5.94            5.05            3.72            3.14
Principal Window    Oct19 - Jun31   Aug07 - Jun15   Nov06 - Apr13   Oct06 - Feb10   Oct06 - May08

                       Discount Margin Table (To Maturity)

Prepayment Speed          0%             80%             100%            150%            200%
-----------------   -------------   -------------   -------------   -------------   -------------
Class IIA-2
100-00 Price              31              33              33              31              31
WAL                     24.22            4.31            3.41            1.89            1.55
Principal Window    Feb21 - Jul33   Aug05 - Apr19   Apr05 - Dec15   Nov04 - Aug06   Sep04 - Aug05

Class IIM-1
100-00 Price              63              65              65              73              63
WAL                     26.23            5.32            4.48            4.65            1.92
Principal Window    Jun25 - May33   Nov06 - Jun15   Dec06 - Nov12   Aug06 - Nov10   Aug05 - Aug05

Class IIM-2
100-00 Price             125             128             128             136             125
WAL                     26.21            5.18            4.30            3.85            1.92
Principal Window    Jun25 - Mar33   Oct06 - Dec13   Nov06 - Sep11   Mar07 - Apr08   Aug05 - Aug05

Class IIB
100-00 Price             315             317             317             322             315
WAL                     26.09            4.85            4.01            3.32            1.92
Principal Window    Jun25 - Oct32   Oct06 - Jan12   Oct06 - Mar10   Nov06 - Jun07   Aug05 - Aug05




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]


                                       33